UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 6, 2014

Malvern Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-54835	45-5307782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 E. Lancaster Avenue, Paoli, Pennsylvania	19301
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(610) 644-9400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition

On February 6, 2014, Malvern Bancorp, Inc. (the “Company”), the holding company for Malvern Federal Savings Bank (the “Bank”), reported its results of operations for the quarter ended December 31, 2013.

For additional information, reference is made to the Company's press release dated February 6, 2014, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be “filed” for any purpose except as otherwise provided herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)   An Annual Meeting of Shareholders (the “Annual Meeting”) of Malvern Bancorp, Inc. (the “Company”) was held on February 6, 2014.

(b)   There were 6,558,473 shares of common stock of the Company eligible to be voted at the Annual Meeting and 5,868,945 shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Annual Meeting and the vote for each proposal were as follows:

1.           Election of directors:

	FOR	WITHHELD	BROKER NON-VOTES

George E. Steinmetz	3,814,126	390,257	1,664,562
Stephen P. Scartozzi	3,053,129	1,151,254	1,664,562
John P. O’Grady	3,923,398	280,985	1,664,562
Ralph K. Packard	3,833,272	371,111	1,664,562

2.           Non-binding resolution to approve the compensation of our named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,810,099	324,811	69,473	1,664,562

3.           To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending September 30, 2014.

FOR	AGAINST	ABSTAIN
5,781,126	65,904	21,915

Each of the Company’s nominees were elected as directors, the proposal to adopt a non-binding resolution to approve the compensation of our named executive officers was adopted, and the proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending September 30, 2014 was adopted by the shareholders of the Company at the Annual Meeting.

(c)	Not applicable.

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Item 9.01      Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

The following exhibit is included herewith.

Exhibit Number	Description
99.1	Press release dated February 6, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MALVERN BANCORP, INC.

Date: February 7, 2014	By:	/s/Dennis Boyle
Dennis Boyle
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated February 6, 2014